                         [PRICEWATERHOUSECOOPERS LOGO]

                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 26, 1999 relating to the financial statements, which appears in the Plum Creek Timber Company, L.P.'s Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the reference to us under the headings "Experts" in such Registration Statement.

PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP

Seattle, Washington
October 26, 1999